UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2011

UPLIFT NUTRITION, INC.
(Exact name of registrant specified in charter)

Nevada	000-52890	20-4669109
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

522 West Cottage Avenue, Sandy, Utah 84070
(Address of principal executive offices) (Zip Code)

(801) 721-4410
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 21, 2011, Uplift Nutrition, Inc. (the “Company”) dismissed Chisholm, Bierwolf, Nilson & Morrill, LLC (“Chisholm”) as our independent registered public accounting firm.  Chisholm, Bierwolf, Nilson & Morrill, LLC had audited our financial statements for the year December 31, 2009 and its report, dated April 15, 2010, did not contain an adverse opinion, disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.  The dismissal was due to the fact that Chisholm informed the Company of the pending revocation of Chisholm’s registration with the Public Company Accounting Oversight Board.

The Company will not be using Chisholm with respect to any new financial reporting matters.

The report of Chisholm on our financial statements for the year ended December 31, 2009, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of a loss from operations.

Our board of directors approved the dismissal of Chisholm, Bierwolf, Nilson & Morrill, LLC and there were no disagreements between the Company and Chisholm, Bierwolf, Nilson & Morrill, LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two year ended December 31, 2009 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Chisholm, Bierwolf, Nilson & Morrill, LLC occurring during the year ended December 31, 2009 or any subsequent interim period preceding the date of dismissal.

         On February 21, 2011, the Company engaged Morrill & Associates, Certified Public Accountant, as our independent registered accounting firm.  The decision to engage Morrill & Associates, was approved by our board of directors.  During the years ended December 31, 2010 and 2009, and through the date of engagement, neither we nor anyone on our behalf consulted with Morrill & Associates, regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Morrill & Associates, concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to Chisholm, Bierwolf, Nilson & Morrill, LLC prior to filing this report and we requested that Chisholm, Bierwolf, Nilson & Morrill, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  Chisholm, Bierwolf, Nilson & Morrill, LLC has furnished the requested letter and it is attached as Exhibit 16.1

Section 9 – Financial Statements and Exhibits
000
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from Chisholm, Bierwolf, Nilson & Morrill, LLC, dated February 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uplift Nutrition, Inc.

Dated: February 24, 2011	By:	/s/ Gary C. Lewis
	Name:	Gary C. Lewis
	Title:	President, Chief Executive Officer and CFO
(Principal Accounting and Financial Officer)